UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2026, ABVC BioPharma, Inc. (the “Company”) completed the previously announced partial legal and structural separation (the “Reorganization Transactions”) of its subsidiary, BioKey (Cayman), Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“BioKey Cayman”), by distributing approximately 15% of the issued and outstanding ordinary shares, par value $0.0001 per share (“Ordinary Shares”), of BioKey Cayman to holders of common stock of the Company (the “ABVC Common Stockholders”) as a pro rata dividend (the “Distribution”), pursuant to the terms of that certain Separation and Distribution Agreement, dated as of June 22, 2026, between the Company and BioKey Cayman (the "Separation Agreement").

The Reorganization Transactions consist of two distinct steps: (i) the legal separation of BioKey Cayman from ABVC (the “Separation”) and (ii) the subsequent Distribution. To effect the Separation, BioKey Cayman filed a Registration Statement on Form 10 pursuant to the Exchange Act (File No. 000-56853), which became effective on June 25, 2026 (the “Form 10”). Upon effectiveness of the Form 10 and execution of the Separation Agreement, BioKey Cayman became a separate Exchange Act reporting company, although we continued to own 100% of the Ordinary Shares. Pursuant to the Distribution, the ABVC Common Stockholders received 0.169464 of an Ordinary Share for each share of common stock of the Company held at the close of business on July 24, 2026 (the “Record Date”).

Ultimately, we distributed 4,500,390 Ordinary Shares to ABVC Common Stockholders. The Distribution became effective as of 11:59 p.m., New York City time, on August 21, 2026 (the “Distribution Date”). Following the Distribution, ABVC Common Stockholders collectively maintain a 15% ownership in BioKey Cayman’s issued and outstanding Ordinary Shares and we remain BioKey Cayman’s controlling shareholder, holding approximately 85% of BioKey Cayman's issued and outstanding Ordinary Shares. All ownership percentages included herein are based on the number of Ordinary Shares issued and outstanding as of August 21, 2026. As both steps have been completed, BioKey Cayman is no longer one of our wholly owned subsidiaries and exists as an independent, separate Exchange Act reporting and trading entity, over which we only maintain a controlling interest.

The Form 10 includes a preliminary information statement that describes the Reorganization Transactions and provides important information regarding BioKey Cayman’s business and management. The final information statement, dated August 27, 2026 (the “Information Statement”), is attached as Exhibit 99.1 to the Current Report on Form 8-K that BioKey Cayman filed on August 27, 2026.

No trading market for the Ordinary Shares currently exists. BioKey Cayman intends to apply to have its Ordinary Shares quoted on the OTC Markets. Because BioKey Cayman is not currently listed on the OTC Markets, it has not yet been assigned a trading symbol. A trading symbol will be assigned in connection with, and upon completion of, the OTC listing process.

In connection with the Reorganization Transactions, the Company and BioKey Cayman entered into several agreements that, among other things, govern the ongoing relationship between the Company and BioKey Cayman following the Reorganization Transactions, including: (i) the Separation Agreement; (ii) the Transitional Services Agreement, dated as of June 22, 2026 (the “TSA”); (iii) the Tax Matters Agreement, dated as of June 22, 2026 (the “Tax Matters Agreement”); and (iv) the Employee Matters Agreement, dated as of June 22, 2026 (the “Employee Matters Agreement”). The Separation Agreement governs the relationship between the Company and BioKey Cayman up to and after completion of the Reorganization Transactions and allocates between the Company and BioKey Cayman various assets, rights, liabilities, and obligations, including employee benefits, intellectual property, and tax-related assets and liabilities.

The Separation Agreement includes various post-closing covenants, including agreements relating to the parties’ insurance policies, information sharing and other operational matters. The Separation Agreement also includes a mutual release by the Company, on the one hand, and ABVC, on the other hand, of the other party from certain specified liabilities, as well as mutual indemnification covenants pursuant to which the Company and ABVC have agreed to indemnify each other from certain specified liabilities.

A summary of the material terms of the Separation Agreement is set forth under the caption “Certain Relationships and Related Party Transactions – Agreements with ABVC – Separation and Distribution Agreement” in the Information Statement and is incorporated by reference herein. The respective descriptions of the Separation Agreement contained in this Current Report and the Information Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, which is attached as Exhibit 2.1 to this Current Report and incorporated by reference herein.

The foregoing descriptions of the TSA, the Tax Matters Agreement, and the Employee Matters Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc.
10.1	Transitional Services Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc.
10.2	Tax Matters Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc.
10.3	Employee Matters Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

August 27, 2026	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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